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                       THE PRUDENTIAL SERIES FUND, INC.

                        Conservative Balanced Portfolio

                          Flexible Managed Portfolio

                      Supplement, dated February 1, 2001
                                      to
                       Prospectus, dated April 30, 2000

   On January 31, 2001, shareholders of the above-referenced Portfolios of The Prudential Series Fund, Inc. (the "Fund") held a special meeting at which they approved a number of changes to the Fund. The following information supplements information contained in the Fund's Prospectus dated April 30, 2000.

Investment Policies

   The following information supplements the information in the section titled, "How the Portfolios Invest--Investment Objectives and Policies":

 Conservative Balanced Portfolio and Flexible Managed Portfolio

   The stock portions of these Portfolios generally are managed as index funds. The Conservative Balanced Portfolio's equity holdings are designed to mirror the holdings of the S&P 500 Composite Stock Price Index. The Flexible Managed Portfolio's equity holdings are chosen according to an "enhanced index style", under which the portfolio managers utilize a quantitative approach in seeking to outperform the benchmark index (i.e., the S&P 500 Composite Stock Price Index) and to limit the possibility of significantly underperforming that benchmark.

   Each Portfolio may invest in exchange-traded funds.

New Investment Adviser

   Shareholders approved a new agreement under which Prudential Investments Fund Management LLC, a subsidiary of The Prudential Insurance Company of America, will serve as investment adviser to the Fund. Previously, The Prudential Insurance Company of America ("Prudential") served as investment adviser. Shareholders also approved a new "manager-of-managers" structure for the Fund. The following information replaces the information about Prudential in the section titled "How the Fund is Managed--Investment Adviser":

     Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of Prudential, serves as the overall investment adviser for the Fund. PIFM is located at 100 Mulberry Street, Newark, N.J. 07102-4077. PIFM and its predecessors have served as manager and administrator to investment companies since 1987. As of October 31, 2000, PIFM served as the manager to 48 mutual funds, and as manager or administrator to 21 closed-end investment companies, with aggregate assets of approximately $74.7 billion.

   The Fund uses a "manager-of-managers" structure. Under this structure, PIFM is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PIFM monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PIFM also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PIFM can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.
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New Investment Sub-Advisers

   As a result of a transition of most of Prudential's equity management activities from Prudential Investment Corporation ("PIC") to Jennison Associates LLC ("Jennison"), and the changes in the overall investment adviser from Prudential to PIFM noted above, shareholders approved new sub-advisory agreements with PIC and Jennison. The following information replaces the information about PIC and Jennison in the section titled "How the Fund is Managed--Investment Sub-Advisers."

   Each Portfolio has one or more sub-advisers providing the day-to-day investment management. PIFM pays each sub-adviser out of the fee that PIFM receives from the Fund.

   Prudential Investment Corporation serves as the sole sub-adviser for the Conservative Balanced Portfolio and the Flexible Managed Portfolio. PIC's address is 751 Broad Street, Newark, NJ 07102.

New Portfolio Managers

   The following information replaces the information in the section titled "How the Fund is Managed--Portfolio Managers."

 An Introductory Note About Fixed Income Management

   Prudential Investments' Fixed Income Group, which provides portfolio management services to the Conservative Balanced and Flexible Managed Portfolios, manages more than $127 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Directors James J. Sullivan and Jack W. Gaston head the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.

   Mr. Sullivan has overall responsibility for overseeing portfolio management and credit research. Prior to joining Prudential Investments in 1998, he was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 16 years of experience in risk management, arbitrage trading and corporate bond investing.

   Mr. Gaston has overall responsibility for overseeing quantitative research and risk management. Prior to his appointment in 1999, he was Senior Managing Director of the Capital Management Group where he was responsible for the investment performance and risk management for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in investment management, including extensive experience applying quantitative techniques to portfolio management.

   The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector team leaders, the chief investment strategist, and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation and general risk management, identifying sectors in which to invest.

 Conservative Balanced Portfolio and Flexible Managed Portfolio

   These Portfolios are managed by a team of portfolio managers. Mark Stumpp, Ph.D., Senior Managing Director of Prudential Investments, a division of Prudential, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

   The Corporate Team, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the fixed income portion of the Portfolios. This team uses a bottom-up approach, which focuses

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on individual securities, while staying within the guidelines of the Investment
Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

   The equity portion of the Conservative Balanced Portfolio is managed by Mark Stumpp, John Moschberger, and Michael Lenarcic. Mr. Stumpp's background is discussed above. Mr. Lenarcic is a Managing Director within Prudential's Quantitative Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. John Moschberger, CFA, Vice President of Prudential Investments, manages the portions of each Portfolio designed to duplicate the performance of the S&P 500. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

   The equity portion of the Flexible Managed Portfolio is managed by Mark Stumpp, John Moschberger, and James Scott. The backgrounds of Mr. Stumpp and Mr. Moschberger are discussed above. James Scott is a Senior Managing Director of Prudential Investments Quantitative Management. Mr. Scott has managed balanced and equity portfolios for Prudential's pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University.

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